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                                                                   EXHIBIT 10(f)


                          NON RECOURSE PROMISSORY NOTE


                 DATE:    MAY 1, 1989

                 MAKER:   LUBBOCK MOLASSES, INC.

                 PAYEE:   DR. RICHARD TROUTMAN

                 PLACE FOR PAYMENT:   755 PARK AVE.
                                      NEW YORK, NY 10021

                 PRINCIPAL AMOUNT:    SEVENTY FIVE THOUSAND AND NO/100 DOLLARS
                                      ($75,000.00)

                 INTEREST RATE:       ZERO PERCENT (0%)

                                TERMS OF PAYMENT

                 Maker and Payee agree that payment of this note shall be made solely out of the distributable profits of Lubbock Molasses, Inc., dba Congleton Chair Works.

                 No scheduled periodic reductions of principal payments shall be required. However, Maker and Payee agree that timely performance on this note is essential and required.

                 Maker promises to pay to the order of Payee or its assigns at the place for payment and according to the terms of payment the principal amount.

                 All payments are to be credited, dollar for dollar, against the principal amount of this note, no such payments being deemed as interest or finance charge.

                 Maker is responsible for all obligations represented by this Note.

                 When the context requires, singular nouns and pronouns include the plural.

                                    Security

                 This note shall be secured by the stock of the Maker, Lubbock Molasses, Inc. and subject to the provisions outlined in the signed letter of agreement attached hereto as Exhibit A.

                 Lubbock Molasses, Inc.

                  /s/ MARK MCMILLAN
                 -------------------
                 By: Mark McMillan, Vice President


                 The State of Texas

                 County of Brazos

                          Before me, Cherie E. Niblett, a notary public, on this
                 day personally appeared Mark McMillan known to me to be the persons whose names are subscribed to the foregoing instrument and acknowledged to me that they executed the same for the purposes and consideration therein expressed.

                          Given under my hand and seal of office this 9th day
                 of May, 1989.

                                                   /s/ CHERIE E. NIBLETT
                                                  -----------------------
                                                  Notary Public

                                                   /s/ CHERIE E. NIBLETT
                                                  -----------------------
                                                  Notary Public Printed or
                                                  Typed
                                                  My commission expires: 9/5/92



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